Data Center Leadership: One Partner, Complete Lifecycle, Around the World November 10, 2026

Forward-Looking Statements and Non-GAAP Measures 2 All statements made herein that are not historical facts should be considered as "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These statements include, but are not limited to, statements regarding business strategy, growth strategy, competitive strengths, productivity and profitability enhancement, competition, new product and service introductions, and liquidity and capital resources. Such statements can generally be identified by the use of words such as "anticipate," "plan," "believe," "estimate," "intend," "expect," "project," and similar words, phrases or expressions or future or conditional verbs such as "could," "may," "should," "will," and "would," although not all forward-looking statements contain such words. These forward-looking statements are based on current expectations and beliefs of Wesco's management, as well as assumptions made by, and information currently available to, Wesco's management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of Wesco's and Wesco's management's control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Important factors that could cause actual results or events to differ materially from those presented or implied in the forward-looking statements include, among others, the failure to achieve the anticipated benefits of, and other risks associated with, acquisitions, joint ventures, divestitures and other corporate transactions; the inability to successfully integrate acquired businesses; the impact of increased interest rates or borrowing costs; fluctuations in currency exchange rates; evolving impacts from tariffs or other trade tensions between the U.S. and other countries (including implementation of new tariffs and retaliatory measures); failure to adequately protect Wesco's intellectual property or successfully defend against infringement claims; the inability to successfully deploy new technologies, digital products and information systems or to otherwise adapt to emerging technologies in the marketplace, such as those incorporating artificial intelligence (AI); risks relating to our use or reliance on AI; failure to execute on our efforts and programs related to environmental, social and governance (ESG) matters; unanticipated expenditures or other adverse developments related to compliance with new or stricter government policies, laws or regulations, including those relating to data privacy, cybersecurity, competition, sustainability and environmental protection; the inability to successfully develop, manage or implement new technology initiatives or business strategies, including with respect to the expansion of e-commerce or AI capabilities and other digital solutions and digitalization initiatives; disruption of information technology systems or operations; natural disasters (including as a result of climate change), health epidemics, pandemics and other outbreaks; supply chain disruptions; geopolitical conflicts and issues, such as the ongoing Middle East and Russia/Ukraine conflicts; the impact of changing and expanding export controls, sanctions, and data localization rules; the failure to manage the increased risks and impacts of cyber incidents or data breaches; and exacerbation of key materials shortages, inflationary cost pressures, material cost increases, demand volatility, and logistics and capacity constraints, any of which may have a material adverse effect on the Company's business, results of operations and financial condition. All such factors are difficult to predict and are beyond the Company's control. Additional factors that could cause results to differ materially from those described above can be found in Wesco's most recent Annual Report on Form 10-K and other periodic reports filed with the U.S. Securities and Exchange Commission. Non-GAAP Measures In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) above, this presentation includes certain non-GAAP financial measures. These financial measures include organic sales growth, gross profit, gross margin, earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA, adjusted EBITDA margin, financial leverage, free cash flow, adjusted selling, general and administrative expenses, adjusted income from operations, adjusted operating margin, adjusted other non-operating expense (income), adjusted provision for income taxes, adjusted income before income taxes, adjusted net income, adjusted net income attributable to WESCO International, Inc., adjusted net income attributable to common stockholders, and adjusted earnings per diluted share. The Company believes that these non-GAAP measures are useful to investors as they provide a better understanding of our financial condition and results of operations on a comparable basis. Additionally, certain non-GAAP measures either focus on or exclude items impacting comparability of results such as digital transformation costs, restructuring costs, cloud computing arrangement amortization, the loss on termination of business arrangement, and the related income tax effects, allowing investors to more easily compare the Company's financial performance from period to period. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above.

Today’s Agenda Welcome and Introduction Scott Gaffner, Senior Vice President, Investor Relations One Wesco End-to-End Value Proposition John Engel, Chairman, President and CEO Connecting and Protecting the White Space Dirk Naylor, EVP and GM, Communications and Security Solutions (CSS) Building the Gray Space Danny Castillo, EVP and GM, Electrical and Electronic Solutions (EES) Powering the Data Center Jim Cameron, EVP and GM, Utility and Broadband Solutions (UBS) Q&A 3

One Wesco End-to-End Value Proposition John Engel Chairman, President and Chief Executive Officer 4 BUILD · CONNECT · POWER · PROTECT

Global Leader in Rapidly Growing Data Center Space 5 EES One Wesco Comprehensive solutions that address complex customer needs with a single point of accountability Global capabilities with a comprehensive Power-to-Compute solution that spans the entire data center (power, gray space and white space) 1 Taking share in the large and growing data center market Multiple underlying secular market trends are accelerating growth 2 Capitalizing on our unique competitive advantages to expand our addressable market Leveraging the full Wesco portfolio to deliver integrated solutions across our data center customers (hyperscaler, MTDC, neocloud, enterprise) around the world 3 Delivering unmatched end-to-end lifecycle solutions Robust portfolio offering with expansion opportunities across products, processes, services and full supply chain solutions to enhance the value to our customers 4

Four Decades of Data Center Experience

Evolving Customer Reach...

Enterprise

Established roots through data cabling and connectivity

Colocation & Multi-Tenant

Extended capabilities into network infrastructure

Hyperscale

Scaled solutions for larger deployments

Hyperscale | Enterprise Colocation Multi-Tenant | Emerging Cloud

Delivering differentiated solutions across the ecosystem

1980s Data Center Roots ❯ Customer Expansion ❯ Hyperscale Expansion ❯ **Today** Broad Customer Reach

...and Capabilities

White Space



Data cabling and connectivity

From White Space
To
Power-to-Compute

Power Solutions



Gray Space



White Space



Only Company of Scale

With Capabilities Across the Data Center Lifecycle

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Margin Accretive Data Center Sales Up Over 300% Since Q1 2024


300%
Growth
~$2B1
~$6B1
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26

[1]Trailing twelve-month data center sales.

Significant Market Outperformance Driven by:

- One Wesco approach with cross-selling opportunities across all three SBUs
- Highly complementary products and services
- Expanding addressable market

Data Center Mix

~10% Total Sales in 2023 ⇨ **Over 20%** Today[1]

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Data Center Strategy Provides a Comprehensive Power-to-Compute Offering to Customers 8 We build, connect, power and protect the world Customers get an offering that supports power, electrical infrastructure and connectivity across the data center lifecycle Wesco connects industry-leading suppliers to large, complex customer opportunities around the world One Wesco delivers integrated solutions from Power-to-Compute Click Here for Wesco’s Environment Click Here for Wesco’s Environment

Full Solutions Offering for Diverse Customer Applications 9 85% 10% 5% Customer Sales Mix Hyperscalers demand different capabilities Hyperscalers Data centers designed for large scale workloads MTDC requires a customized go to market strategy Multi-Tenant Data Center (MTDC) and Colocation Data centers designed for lease or rent Long-standing experience with enterprise centers Enterprise Data centers owned and operated by a single organization Emerging operators require a flexible, scalable approach Emerging Newer AI-focused infrastructure providers building high-density compute capacity Global footprint increasingly important Building partnerships with developers Proven expertise and capabilities to support increasingly complex deployments Wide range of smaller scale projects and volumes Hyperscalers, MTDC and Colocation Emerging Enterprise

$100B+ Serviceable Data Center Market Continues to Expand 10 Multiple paths to market outperformance ~$2-$3m/MW Current SAM ~$3-$5m/MW Expanded SAM $100B+ ~$7-$9m/MW Total Addressable Market Wesco’s Addressable Physical Infrastructure Market (excludes active IT) • Continued global expansion • Full suite of end-to-end service offerings • Further penetration into the gray space and power solutions • Continued share shift from direct to distribution • Expanding services offerings and full lifecycle solutions • Expanded cooling solutions offerings • Increased behind-the-meter solutions • Full suite of white space offerings with CSS as the tip of the spear • Expanded service offerings via acquisitions and organic expansion • Cross-sell into the gray space and power infrastructure

Positioned to Capitalize on Long-Term Secular Growth

AI & Digital Connectivity



AI, automation and converging technologies are accelerating investments in data centers, digital infrastructure and intelligent systems

Power & Electrification



Rising electricity demand is driving generation expansion, alongside ongoing grid modernization and hardening

Supply Chain Realignment



Global supply chains and manufacturing footprints are becoming diversified, regionalized and repositioned

One Wesco: Leveraging our full breadth of capabilities to capture growth

Wesco: Diversified Exposure Across Attractive End-markets

Data Center	Utility	Construction	ENI & Broadband	Security	OEM	Industrial
23%	19%	15%	13%	11%	10%	9%

BUILD · CONNECT · POWER · PROTECT

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Sales percentages are on a trailing twelve-month (TTM) basis through September 30, 2026.

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12 Why Wesco Wins in Data Centers A differentiated Power-to-Compute platform Proven leadership in a large, fast-growing market • Approximately $6 billion of TTM sales, representing 23% of Wesco sales • Data center sales have grown approximately 300% over the past two-plus years 1 One Wesco delivers from Power-to-Compute • UBS powers the site, EES builds the gray space and CSS connects the white space • One partner across products, services, technical expertise and supply chain solutions 2 Differentiated capabilities accelerate customer outcomes • Earlier engagement helps address power, labor and supply-chain constraints • Global scale and lifecycle services accelerate time to power and time to compute 3 Significant runway for continued profitable growth • Cross-sell, services and targeted acquisitions expand Wesco’s addressable market • Earlier participation and broader lifecycle support deepen customer relationships 4 Wesco’s differentiated Power-to-Compute platform brings together scale, expertise and execution to help customers build capacity with less complexity and greater certainty

13 Dirk Naylor CSS supports white space technology infrastructure Danny Castillo EES supports the electrical backbone and gray space environment Jim Cameron UBS supports power infrastructure and site readiness Services and logistics capabilities that span the data center lifecycle Today’s Presenters

Connecting and Protecting the White Space Dirk Naylor EVP and GM, Communications and Security Solutions (CSS) 14 BUILD · CONNECT · POWER · PROTECT

Communications & Security Solutions (CSS) ~50% of sales in the AI-driven data center environment 15 1 Sales amounts and percentages are on a trailing twelve-month (TTM) basis through September 30, 2026. 50+ Countries Global leader in data center, network infrastructure and security $10.5 Billion in sales11 • Provider of connectivity, power, security, safety, energy management and wireless solutions • Supporting diverse industries including technology, finance, telecommunications, transportation, education, government, healthcare and retail • Well positioned within the data center, with product, service and solution capabilities in the white space68% U.S. 6% Canada 26% ROW Sales by Geography1 Industry Leading Global Scale and Scope Overview 26% Security Sales by End-Market1 48% Data Center 26% Enterprise Network Infrastructure Global Leader

CSS: Reducing Time-to-Compute for our Data Center Customers 16 ~30% Security, power and thermal technologies ~60% Network infrastructure, racks, enclosures and connectivity solutions Connecting and Protecting the White Space: ~10% Technology infrastructure supporting critical workloads = CSS serviceable market opportunities LEGEND Services that support the entire data center lifecycle

CSS Value Proposition 17 Full-Service Offering Extended Through One Wesco EES • Electrical infrastructure and power distribution • Wire and cable, conduit systems and installation ready assemblies • Mechanical & cooling infrastructure • Safety & operations UBS • Utility and supplier management • High-voltage grid services • Site power readiness • Large-scale equipment coordination Services that extend beyond product fulfillment Deep technical expertise across key technologies Ability to support customers from planning through deployment Broad portfolio of products and solutions Wesco’s complete data center solutions reduce complexity through an integrated product and services offering across multiple suppliers and partners around the world

Global Reach, Local Presence 18 Customers are pursuing global data center build programs as power availability becomes the most significant constraint. Our opportunities increase as customer requirements cross multiple geographies and become logistically complex Local inventory, technical expertise, staging and operational services and global program management enable us to support the entire lifecycle of technology infrastructure projects across the globe serving customers in 50+ countries Repeatable execution and ability to manage large and complex deployments gives Wesco a competitive advantage and drives a consistent customer experience globally Industry Leading Global Scale and Scope

End-to-end Lifecycle Management 19 Surveys, Audits and Assessments High Density Cooling Solutions Design and Engineering Facility Optimization and Site Operations Fit Outs: Containment, Power and Conveyance Cloud Solutions End-to-End Rack Services Asset Management Data Center Services

20 Acquisitions Expand Our Reach Across the Entire Lifecycle Our acquisition strategy expands our scope, increases our scale and extends our influence Combined two leading Fortune 500 companies, creating the industry leader in data center supply chain management with global scale, supplier relationships and capabilities across the data center white and gray spaces Transformational consolidation Deepened our services offerings with white space integration, including rack- and-roll, structured cabling, and IT infrastructure deployments, extending our role well beyond product supply Expanded our ability to support in-service facilities: Ascent added commissioning and facility management services, while entroCIM added software to monitor and manage operations Expanded end-to-end data center capabilities, complementing Wesco's existing white space and gray space offerings with mechanical and cooling solutions Data center services including integration and deployment Commissioning and facility management services Systems critical cooling expertise and services 2020 2022 2024 2026

Taking Rack and Roll to the Next Level: Reducing Time-to-Compute 21 Our Capabilities Moving integration upstream with more work completed offsite, to reduce onsite risk Full end-to-end solution reduces Time-to-Compute and includes all rack integration elements, burn-in with full power and testing and last mile deployment The Constraints Time to production is now a primary cost driver in AI and semiconductor infrastructure Customers face skilled labor and project execution challenges Supply chain complexity (long lead times) remains a critical consideration for data center builds Installation-ready solutions allow technicians, electricians and contractors to spend more time on value added activities Irving Technology Deployment Center Center of Excellence L10-L12 Rack Integration | High-Density Power | Liquid Cooling Full-Power Burn-In and Testing

Customer Constraints Case Study: One Wesco Approach In Action Drives Superior Outcomes for a Multi-Tenant Data Center Customer 22 • Massive GW+ project sites • Undefined specifications • Accelerated timeline • Material availability • Skilled labor shortage • Remote locations • Consult, design, build and commission with cross-SBU collaboration • Anticipated design to secure vendor allocations • Advised on reliable contractors and led with UBS’s Advanced Warehouse and Supply Chain Management Solutions • Showcased our end-to-end approach, shared real estate insights and built a warehousing and VMI model Wesco Solutions EES One Wesco $1B+ Backlog and Pipeline Opportunity with a MTDC Customer

Summary 23 Global leader in data center infrastructure Deep white-space expertise and operations in more than 50 countries to support complex deployments worldwide Accelerating customers’ Time-to-Compute CSS integrates connectivity, racks, power, thermal, security and deployment services to reduce complexity and create a faster, more predictable path to usable compute Key Takeaways Expanding value across the lifecycle Technical expertise, global supply-chain capabilities, lifecycle services and targeted acquisitions extend CSS’s role from planning and deployment through ongoing operations

Building the Gray Space Danny Castillo EVP and GM, Electrical & Electronic Solutions (EES) 24 BUILD · CONNECT · POWER · PROTECT

Electrical & Electronic Solutions (EES) Electrification, automation and reshoring drive growth, with ~10% of sales mix coming from data centers 25 50+ Countries #1 Electrical Distributor in North America $9.8 Billion in sales11 • Provider of electrical, MRO, safety and automation solutions • Broad range of products and solutions primarily to the construction, industrial and OEM markets • Well positioned to provide the critical infrastructure expertise and solutions that enable the technologies of tomorrow Industry Leading Scale and Scope Overview 67% U.S. 9% ROW 24% Canada 28% OEM 24% Industrial 48% Construction Sales by End-Market1 Sales by Geography1 1 Sales amounts and percentages are on a trailing twelve-month (TTM) basis through September 30, 2026. North American Leader

EES: Electrifying the Gray Space for our Data Center Customers 26 Leadership in the Gray Space Environment: ~20% Electrical infrastructure and power distribution ~70% Wire and cable, conduit systems and installation ready assemblies ~10% Mechanical & cooling infrastructure and safety & operations = EES serviceable market opportunities LEGEND Services that support today’s complex data centers

EES Value Proposition 27 Extended Through One Wesco CSS • White space connectivity and compute • Structured cabling • Racks and rack integration • Compute deployment support EES combines products, technical expertise and project services into one coordinated scope, reducing complexity for our data center customers UBS • Site power readiness • Grid services • Substations and site works • Utility interconnection Full-Service Offering Project services that extend beyond product fulfillment Deep technical expertise across gray space electrical systems Ability to support customers from specification through installation Broad supplier access and portfolio scale

Five Complementary Strengths 28 Technical expertise, supplier partnerships, execution, project services and global capabilities reinforce each other Broad access to products, availability and supplier capabilities through long-standing partnerships Advisory, installation enhancement, deployment and supply chain programs Project management, documentation, progress billing, takeoffs, and wire processing Ability to support global customer programs and opportunities Upfront technical sales and application support that helps customers specify and select the right solutionsTechnical Expertise 1 Supplier Partnerships 2 Project Planning 3 Project Execution 4 Global Capabilities 5 EES differentiates through capabilities that support customers from initial solution development through project execution

Technical Expertise Simplifies Complexity 29 Wesco specialists help customers develop solutions Executable Solutions Customer receives an executable solution aligned with project requirements Global Network of 300+ Customer Support Engineers Pre- and post-sale support, industry standards, technology roadmaps, advisory Complex Requirements Customer faces complex product or application requirements Technical Evaluation EES technical specialists help evaluate and specify the appropriate solution Specification Support EES supports submittals, substitutions and lead-time considerations

Wesco’s Scale Benefits Customers and Suppliers 30 Customers get a single point of accountability; suppliers reach scale through Wesco’s supply chain solutions WESCO Scalability Reliability Efficiency Safety • Demand generation • Supply certainty • Technical support • Long-tenured relationships • Ability to troubleshoot issues Supplier Partnerships Customer Needs • Single point of accountability across locations • Reduced complexity and greater certainty • Predictable lead times • Site-ready delivery • Substitution support

Services That Simplify and Solve Customer Problems 31 CUSTOMER OUTCOMES Less on-site labor Reduced material waste Improved availability Lower operating complexity Greater schedule reliability Installation Enhancement Services Advisory Services Project Deployment Services Supply Chain Services • Engineering and specification support • Assessment surveys and solution development • Product evaluation and testing • Wire cutting, stripping and terminating • Cable handling and installation-ready kits • Preassembly, labeling and bundling • Kitting and labeling by phase • Inventory and jobsite replenishment • Milestone billing and logistics • Material management and VMI • Replenishment and sequenced delivery • ERP integration and reporting

32 Case Study: Solving One Technical Challenge Created a Broader Customer Relationship EES expanded from a wire and cable distributor to a comprehensive supply chain and production support solutions provider Technical expertise earned the opportunity; supply-chain services and execution scaled the relationship CUSTOMER CHALLENGE Needed to resolve a wire and cable design issue Faced product availability and supplier capacity constraints Required consistent support across expanding manufacturing locations Rapidly scaling production to meet AI data-center cooling demand Developed a custom wire and cable solution Expanded into controls, bus bars, cable assemblies and panel builds Implemented multiple VMI programs Local inventory, engineering and logistics support across manufacturing sites EES VALUE ADD Combined technical expertise with execution at scale Broader product participation Increased Wesco’s role EES now helps the customer manage supply constraints and support production growth RELATIONSHIP EXPANSION From product supplier to embedded production partner $15M 2024 Revenue $100+M 2026 Run Rate

Established strength in the gray space The electrical backbone is a core EES category, supported by long-standing capability and supply position Technical expertise and supplier partnerships Upfront technical sales and solution development, paired with broad supplier access and global capabilities Summary Key Takeaways 33 OEM solutions and project execution OEM programs plus project management, documentation, VMI and wire processing convert product into installed capacity and capabilities

Powering the Data Center Jim Cameron EVP and GM, Utility & Broadband Solutions (UBS) 34 BUILD · CONNECT · POWER · PROTECT

Utility & Broadband Solutions (UBS) Increasing capex budgets and large-scale data center projects drive growth Industry Leading Position and Value Proposition Sales by End-Market1 Sales by Geography1 91% U.S. 9% Canada 11% Broadband 89% Utility #1 Utility and Broadband Distributor in North America $5.7 Billion in sales1 35 • Services and solutions for investor-owned utilities, public power companies and municipalities, as well as contractors that service these customers • Leading provider of grid and network modernization, hardening, renewable deployments, smart technologies • High-voltage equipment expertise and project services supporting all market verticals • Complete solutions for service providers, broadband and wireless customers Overview 1 Sales amounts and percentages are on a trailing twelve-month (TTM) basis through September 30, 2026. North America Leader

UBS Grid Services: Accelerating Time-to- Power for our Data Center Customers 36 Leadership in the Power Environment: Customer and supplier management Site power readiness and large-scale equipment coordination = UBS serviceable market opportunities LEGEND Services that support today’s complex data centers

UBS Value Proposition 37 Extended Through One Wesco UBS coordinates customers, suppliers and large-scale equipment into a single power program EES • Electrical infrastructure and power distribution • Wire and cable, conduit systems and installation ready assemblies • Mechanical & cooling infrastructure • Safety & operations CSS • White space connectivity and compute • Structured cabling • Racks and rack integration • Compute deployment support Full-Service Offering Support from planning through energization Broad product and equipment portfolio Services beyond product fulfillment Deep utility-market and power chain expertise

Grid Services Has Evolved Into a Scalable Growth Platform

2000s → **2026 and Beyond**

Established Utility Foundation
Longstanding products, relationships and expertise supporting utility customers

Homegrown Grid Services Platform
Expanded from product distribution into programmatic supply chain and project support

Data Center Expansion
Applied utility and infrastructure capabilities to hyperscale power requirements

Scaled Growth Opportunity
Growing backlog, multiyear customer commitments and broader data center participation

Wesco built grid services from its established utility relationships into a **growing platform serving increasingly complex power requirements for all types of mega projects, including data centers**

~$400 million of TTM revenue

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© 2026 Wesco International 39 Wesco coordinates the resources required to support complex power programs across projects and geographies Unmatched Set of Grid Services Capabilities WESCO SOLUTIONS Supplier Selection and Qualification • Identify qualified suppliers • Coordinate technical and commercial requirements Product Standardization • Align products and specifications across projects • Reduce unnecessary variation Project Logistics • Coordinate equipment and materials • Support multiyear project portfolios International Supply Chain Management • Manage a global supplier base • Support sourcing across regions CUSTOMER REQUIREMENTS Increasing electrical demand Long equipment lead times Multiple suppliers and specifications Construction schedule complexity Coordination across developers, EPCs and project owners One global solutions provider coordinating multiple manufacturers, equipment categories and project stakeholders into a single manageable program

Case Study: Grid Services Hyperscale Win Demonstrates Opportunity 40 $1B+ MULTIYEAR GRID SERVICES AWARDS WON IN 2026 Customer Need Coordinate complex high-voltage power requirements across a major multi-site data center program Duration and Scale Multi-year contract covering locations in North America Why Wesco Won Alternative global supplier partnerships and qualification, industry expertise, logistics and execution Future Opportunity Ongoing discussions with existing customer with the potential to expand to additional hyperscalers over time Wesco Scope High-voltage transformers, breakers, other equipment and services Validates Wesco's ability to expand from white and gray space solutions into power solutions

Earlier Visibility Power is the longest lead element of the build, giving Wesco insight into future customer requirements Reduced Project Risk Grid services coordinates suppliers, equipment, supply chains and project execution Summary 41 Key Takeaways Broader One Wesco Participation UBS creates an earlier entry point that informs future EES and CSS opportunities UBS Extends One Wesco to the Earliest Stage of the Lifecycle

Q & A

43 Why Invest in Wesco Key elements of our investment thesis Market leader driving durable, above-market growth • Leading positions across powerful secular growth markets • Record backlog and broad-based momentum support continued growth visibility 1 Differentiated global platform with expanding value • One Wesco combines industry-leading products, services and expertise • Scale and end-to-end solutions deepen relationships and drive cross-sell 2 Multiple levers to expand margins and compound earnings growth • Volume growth, value based pricing and operating leverage drive higher profitability • Digital transformation and One Wesco drive efficiency, cross-sell and acquisition integration 3 Compelling long-term value-creation opportunity • Durable growth and margin expansion drive earnings growth • Disciplined capital allocation supports attractive shareholder returns 4 Wesco is a differentiated solutions provider positioned to deliver durable growth, expanding margins, strong cash generation and attractive long-term returns